 [EX.-99.906CERT]

Exhibit (b)

SECTION 906 CERTIFICATIONS

In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:     /s/ Wallace R. Weitz

           Wallace R. Weitz

           President

Date:  November 12, 2009

By:     /s/ Kenneth R. Stoll

           Kenneth R. Stoll

           Chief Financial Officer

Date:  November 12, 2009